UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

STABLE ROAD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.
Venice, California	90291
(Address of principal executive offices)	(Zip Code)

(833) 478-2253

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 7, 2020, Stable Road Acquisition Corp. (“Stable Road” or “Parent”) announced a proposed business combination (the “Proposed Transaction”) with Momentus Inc. (“Momentus” or the “Company”) pursuant to that certain Agreement and Plan of Merger, dated as of October 7, 2020, as amended on March 5, 2021, April 6, 2021 and June 29, 2021 (as it may be further amended and/or restated from time to time, the “Merger Agreement”), by and among Stable Road, Momentus, Project Marvel First Merger Sub, Inc. and Project Marvel Second Merger Sub, LLC.

On November 2, 2020, Stable Road filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road. Stable Road filed with the SEC an amended Registration Statement on Form S-4 on each of December 14, 2020, March 8, 2021, June 29, 2021, July 12, 2021, July 19, 2021 and July 21, 2021 (as amended, the “Registration Statement”). The Registration Statement was declared effective by the SEC on July 22, 2021. On July 23, 2021, Stable Road filed with the SEC a definitive proxy statement and final prospectus of Stable Road (the “Proxy Statement”), as supplemented by the Supplemental Disclosures to the Proxy Statement/Prospectus filed by the Company with the SEC on August 5, 2021 (the “First Supplement”).

This supplement, dated August 5, 2021, supplements the Proxy Statement, as supplemented by the First Supplement, to reflect, among other matters:

●	the appointment of John C. Rood as Chief Executive Officer on August 1, 2021;

●	the position change of Dawn Harms to Chief Revenue Officer, effective as of August 1, 2021;

●	the appointment of Victorino Mercado on July 26, 2021 to the Momentus board of directors, as the chairperson of the security committee of the board of directors and as Momentus’ Security Director; Mr. Mercado will also serve as the chairperson of the nominating and corporate governance committee of the Combined Company Board effective as of the closing of the Business Combination; and

●	updates to the anticipated non-employee director compensation policy to be adopted by the Combined Company Board to reflect payments to the disclosure committee, increased compensation values and clarification to the transitional equity grants.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, as supplemented by the First Supplement, which should each be read in their entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The Proxy Statement (which includes a consent solicitation of Momentus) is hereby revised globally to reflect the following:

Interests of the Momentus Directors and Executive Officers in the Business Combination

The above section of the Proxy Statement is supplemented with the following:

New Equity Awards to Executive Officers

In addition, under the terms of Dawn Harms’ amended and restated offer letter, subject to approval of the Combined Company Board and contingent on the closing of the Business Combination, Momentus has also agreed to grant Ms. Harms an award of restricted stock units denominated in Combined Company Class A common stock or restricted shares of Combined Company Class A common stock (in the sole discretion of the Combined Company Board) with a grant date fair value of $1,625,000.

Momentus has also entered into an employment agreement with our new Chief Executive Officer John Rood, pursuant to which Momentus has agreed, subject to approval of the Combined Company Board and contingent on the closing of the Business Combination, to grant Mr. Rood restricted stock units denominated in Combined Company Class A common stock with a grant date fair value of $10,000,000. Furthermore, if the (i) closing of the Business Combination occurs and (ii) the Federal Aviation Administration issues Momentus licenses to launch, in each case, on or before December 31, 2021, Mr. Rood’s 2021 annual cash incentive bonus award will be payable at 100% of his prorated actual base salary earned in 2021 (which is currently $800,000 per year).

Non-Employee Director Compensation

Pursuant to the terms of the offer letter by and between Momentus and Mr. Victorino Mercado, for his service in the roles of Security Director and chairperson of the security committee of the board of directors of Momentus, Mr. Mercado will receive an annual cash retainer of $50,000, payable quarterly in arrears and pro-rated for partial quarters of service. In addition, for the first three (3) months of his service in those roles (which may be extended if warranted by the initial duties), Mr. Mercado is also entitled to a monthly cash retainer of $20,834.

In addition, under the terms of the non-employee director compensation policy, which will be adopted and become effective upon the closing of the Business Combination, Victorino Mercado will receive a cash retainer and an equity award for his service as a non-employee member of the Combined Company Board and as chairperson of the nominating and corporate governance committee.

Specifically, Mr. Mercado will receive total annual cash retainers in the amount of $115,000 ($100,000 for service as a member of the Combined Company Board and $15,000 as chairperson of the nominating and corporate governance committee of the Combined Company Board) and a grant of restricted stock units denominated in Combined Company Class A common stock with a grant date fair value currently estimated to be $537,500 ((i) $350,000 plus (ii) $250,000 multiplied by the number of full months expected between the closing of the Business Combination and June 1, 2022 divided by 12, which is currently estimated to be $187,500).

New Plan Benefits

The table in the above section of the Proxy Statement under “Proposal No. 5 – Approval of the 2021 Equity Incentive Plan Proposal” is revised and replaced in its entirety with the table below:

Name and Position	Dollar Value		Number of Shares/Units
John C. Rood, Chief Executive Officer	$10,000,000	(1)
Dawn Harms, Chief Revenue Officer	$1,625,000	(2)	—
Fred Kennedy, President	—		4,500,000	(3)
Jikun Kim, Chief Financial Officer	—		2,500,000	(3)
All current executive officers as a group(4)	$11,625,000		7,000,000
All current directors who are not executive officers as a group	$3,225,000	(5)	—
All employees, including all current officers who are not executive officers, as a group	3,943,250	(6)	—

(1)	Momentus has entered into an employment agreement with John Rood, pursuant to which Momentus has agreed, subject to approval of the Combined Company Board, to grant Mr. Rood an award of RSUs having a stated grant date fair value of $10,000,000, which has not yet been granted.
(2)	Momentus has entered into an amended and restated offer letter with Dawn Harms, pursuant to which Momentus has agreed, subject to approval of the Combined Company Board, to grant Ms. Harms an award of equity having a stated grant date fair value of $1,625,000, which has not yet been granted.

(3)	Momentus has entered into offer letters with Fred Kennedy and Jikun Kim, pursuant to which Momentus has agreed, subject to approval of the Combined Company Board, to grant such executive officers (i) a stock option to purchase a fixed number of shares of Combined Company Class A common stock (each, an "Executive Fixed Award") or (ii) a variable award of equity having a stated grant date fair value of $5,000,000 in the case of Mr. Kennedy and $4,000,000 in the case of Mr. Kim, at the sole discretion of the Combined Company Board. The number of shares included in this column represents the aggregate number of shares of Combined Company Class A common stock subject to the Executive Fixed Awards promised in offer letters between the Company and Fred Kennedy and Jikun Kim, in each case, which have not been granted.
(4)	Momentus’ current executive officers are John C. Rood, Alexander Fishkin, Dawn Harms, Fred Kennedy and Jikun Kim.
(5)	Represents the maximum potential value of RSU grants to our post-Business Combination Board, as described in the section titled "Non-Employee Director Compensation Policy" below assuming a Closing Date of August 13, 2021. The number of shares covered by the RSU grants is not determinable and therefore, not included because such number is based on the dollar amount of the award divided by the closing price on the grant date.
(6)	Momentus has entered into offer letters with certain new hires, pursuant to which Momentus has agreed, subject to approval of the Combined Company Board, to grant certain employees stock awards to acquire shares of Combined Company Class A common stock. The dollar value included in this column represents the aggregate target value of such awards.

Executive Compensation Arrangements — Pre-Closing Agreements

The above section of the Proxy Statement is supplemented with the following:

John Rood Employment Agreement

On August 1, 2021, Momentus entered into an employment agreement with our new Chief Executive Officer, John Rood, pursuant to which Mr. Rood is entitled to an annual base salary of $800,000 per year and an annual target cash incentive bonus, which shall be up to $800,000 in 2021, based upon the achievement of certain objective or subjective criteria determined by the Momentus board of directors and pro-rated based on actual salary earned in 2021. As described above, Momentus has agreed, subject to approval of the Combined Company Board, to grant Mr. Rood RSUs having a grant date fair value of $10,000,000. The RSU award will be immediately vested as to 6.25% of the total number of RSUs on its grant date and will vest as to 18.75% of the total number of RSUs upon August 1, 2022, the first anniversary of his start date, and as to 25% of the total number of RSUs on August 1, 2023, August 1, 2024 and August 1, 2025, the second, third and fourth anniversaries of his start date, subject to his continued employment.

Mr. Rood is also entitled to reimbursement for his commuting (including first class airfare) and temporary housing expenses from his residence to Momentus’ headquarters as reasonably required and a gross-up payment of any income taxes withheld on such commuting and temporary housing expenses until the fourth anniversary of his start date. Mr. Rood is eligible to participate in Momentus’ employee benefits plans maintained by Momentus and generally made available to similarly situated employees. Mr. Rood’s employment is “at-will” and may be terminated by either party at any time. Mr. Rood is entitled to severance payments and benefits upon a termination of his employment by Momentus without cause or by Mr. Rood for good reason, as are explained below under “Potential Payments Upon Termination or Change in Control.”

The section of the Proxy Statement entitled “Dawn Harms Offer Letter” shall be deleted and replaced with the following:

Dawn Harms Amended and Restated Offer Letter

On July 30, 2021, Momentus and Ms. Harms amended and restated her offer letter to reflect her appointment in January 2021 to Interim Chief Executive Officer. Under Ms. Harms’ amended and restated offer letter, she is entitled to (i) an annual base salary of $350,000 per year, (ii) a one-time bonus of approximately $57,778, the amount of which represents the difference between her prior base salary of $250,000 and $350,000 for the months of January through July and (iii) an annual cash bonus for calendar year 2021 of $875,000 ($700,000 of which is consideration for her services as interim Chief Executive Officer and $175,000 of which is consideration for her services as Chief Revenue Officer). For calendar years thereafter, her base salary and annual cash bonus opportunity target and amounts will be determined by the Momentus board of directors or compensation committee of the board of directors.

As described above, Momentus has also agreed, subject to approval of the Combined Company Board, to grant Ms. Harms an award of equity (either RSUs or restricted stock) having a grant date fair value of $1,625,000. Ms. Harms continues to be eligible to participate in the employee benefits plans maintained by Momentus and generally made available to similarly situated employees. Ms. Harms’ employment remains “at-will” and may be terminated by either party at any time. Ms. Harms is entitled to certain severance payments and benefits upon a termination of her employment by Momentus without cause or upon her death or disability, as explained in the section below entitled “Potential Payments Upon Termination or Change in Control.”

The equity awards of Ms. Harms and Mr. Rood will be granted under the 2021 Equity Incentive Plan, which is being adopted in connection with the Business Combination, subject to stockholder approval. For additional information about the 2021 Equity Incentive Plan and these awards, see the section titled “Proposal No. 5 — Approval of the 2021 Equity Incentive Plan Proposal.”

Potential Payments Upon Termination or Change in Control

The Proxy Statement is supplemented by adding the following new section under Executive Compensation Arrangements – Pre-Closing Agreements:

John Rood

Under John Rood’s employment agreement, if Mr. Rood’s employment is terminated by Momentus without “cause” or by Mr. Rood for “good reason” (as such terms are defined in his employment agreement) and Mr. Rood executes a release of claims, Mr. Rood will be entitled to (i) the aggregate amount of his base salary and target annual bonus, payable over a 12 month period from the date of his termination, (ii) a lump sum cash payment equal to his prorated annual bonus for the fiscal year during which Mr. Rood is terminated, based on actual performance, (iii) reimbursements equal to the portion of the monthly health premiums paid by Momentus on his behalf and that of his eligible dependents immediately preceding the date that his employment terminates until the earlier of (a) 12 months following the date of termination and (b) the date that Mr. Rood and his eligible dependents become ineligible for COBRA coverage, and (iv) his outstanding unvested equity awards will vest as to that number of shares or units that would have vested had Mr. Rood remained employed until the 12 month anniversary of his termination date.

In addition, Mr. Rood’s employment agreement provides that if his employment is so terminated in the period beginning three months prior to and ending 24 months following a “change in control” (as defined in his employment agreement) and Mr. Rood executes a release of claims, he will be entitled to receive (i) a lump sum payment in the aggregate amount of 18 months of his base salary plus one and one-half times his target annual bonus, (ii) a lump sum cash payment equal to 150% of his prorated annual bonus for the fiscal year during which Mr. Rood is terminated based on actual performance, (iii) reimbursements equal to the portion of the monthly health premiums paid by Momentus on his and his eligible dependents’ behalf immediately preceding the date that his employment terminates until the earlier of (a) 18 months following the date of termination and (b) that date that Mr. Rood and his eligible dependents become ineligible for COBRA coverage, and (iv) his outstanding unvested equity awards subject to time vesting will vest in full; provided that if Mr. Rood remains employed through the consummation of the change in control and the successor to the Company or any affiliate of such successor does not agree to assume, substitute or otherwise continue such equity awards at the time of the change in control, his equity awards will vest in full immediately prior to, and contingent upon, the consummation of such change in control.

Dawn Harms

Under Ms. Harms’ amended and restated offer letter, if Ms. Harms’ employment is terminated by Momentus without “cause” (as defined in her amended and restated offer letter), or due to death or her disability, and Ms. Harms executes a release of claims, she will be entitled to (i) a lump sum cash payment equal to (a) her one-time bonus of approximately $57,778, if it has not already been paid to her, plus (b) her 2021 annual cash bonus of $700,000 for her role as interim Chief Executive Officer, if not already paid to her, plus (c) a pro-rated portion (based on days employed during 2021) of her 2021 annual cash bonus of $175,000 for her role as Chief Revenue Officer, if not already paid to her, and (ii) full accelerated vesting and exercisability of (a) her equity awards granted prior to the effective date of her amended and restated offer letter and (b) the equity award with a grant date fair value of $1,625,000 that is provided for in her amended and restated offer letter, but in each case, only to the extent such awards are then outstanding and unvested.

Post-Closing Employment Agreements

The above section of the Proxy Statement is supplemented with the following:

Mr. Rood will continue to be employed by the Combined Company under the terms of his employment agreement with Momentus.

Non-Employee Director Compensation Policy

The above section of the Proxy Statement is revised and replaced in its entirety with the below:

Director Compensation Policy

In connection with the Business Combination, the Combined Company Board will adopt a new non-employee director compensation policy to govern the Combined Company Board effective as of the Closing. The new policy is designed to attract and retain high quality non-employee directors by providing competitive compensation and align their interests with the interests of stockholders through equity awards. It will cover the compensation of all roles on the Combined Company Board other than the Security Director and the chairperson of the security committee.

Specifically, the new policy provides for the following annual cash retainers, which will be payable quarterly in arrears and pro-rated for partial quarters of service:

Annual Board Member Service Retainer

●	All Outside Directors: $100,000

●	Outside Director serving as Chairperson: $60,000 (in addition to above)

●	Outside Director serving as Lead Independent Director: $30,000 (in addition to above)

Annual Committee Member Service Retainer

●	Member of the Audit Committee: $20,000

●	Member of the Compensation Committee: $15,000

●	Member of the Disclosure Committee: $15,000

●	Member of the Nominating and Corporate Governance Committee: $10,000

Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer)

●	Chairperson of the Audit Committee: $30,000

●	Chairperson of the Compensation Committee: $22,500

●	Chairperson of the Disclosure Committee: $22,500

●	Chairperson of the Nominating and Corporate Governance Committee: $15,000

Equity Compensation Beginning at the 2022 Annual Stockholder Meeting

Non-employee directors will receive RSU grants under the Combined Company’s 2021 Equity Incentive Plan on and after the Combined Company’s 2022 annual stockholder meeting, annually and upon the beginning of service, which will vest, subject to continuous service through the applicable vesting date:

●	RSUs initially valued at $350,000 upon initial election or appointment to the Combined Company Board, which will vest in three equal annual installments from the date of grant; and

●	Additional RSUs initially valued at $250,000 annually, which will vest upon the earlier of the first anniversary of the date of grant or the day before the next annual stockholder meeting, prorated for partial years of service (including the initial year of service).

Transitional Equity Grants

Prior to the 2022 annual meeting of stockholders, in lieu of the RSU grants described above, non-employee directors will receive transitional RSU grants upon the following terms under the Combined Company’s 2021 Equity Incentive Plan, which will vest, subject to continuous service through the applicable vesting date:

●	Non-employee directors who serve on or after the Closing (but before the 2022 annual meeting of stockholders) will be granted RSUs initially valued at $350,000, which will vest in three equal annual installments from the date of Closing.

●	Non-employee directors who serve on or after the Closing will be granted RSUs initially valued at $250,000 multiplied by the number of whole months that the non-employee director will have served from period beginning on the Closing and ending June 1, 2022, divided by 12, which is currently estimated to be $187,500. The RSUs will vest upon the earlier to occur of June 1, 2022 and the day before the 2022 annual meeting of stockholders.

Accelerated Vesting

The vesting of the RSU grants will accelerate in full if the non-employee director remains in continuous service until immediately prior to such director’s: (i) death, (ii) “disability” or (iii) the closing of a “change in control” (as “disability” and “change in control” are defined in the Combined Company’s 2021 Equity Incentive Plan).

Other Terms

To avoid adverse tax consequences to non-employee directors who reside outside of the U.S., the Combined Company Board, in its sole discretion, may provide for non-statutory stock options of equal value in lieu of RSU grants, which will have a term of ten years from the date of grant and an exercise price per share equal to 100% of the fair market value of the underlying Combined Company Class A common stock on the date of grant. All other terms and conditions that apply to RSU grants under the non-employee director compensation policy will apply to such options.

If permitted by the Combined Company, a non-employee director may elect to defer cash retainers and/or RSU awards prior to being earned into deferred stock units of the Company, which shall settle upon the earlier to occur of the director’s “separation from service” as defined in the Treasury Regulations under Code Section 409A or the date determined by the Combined Company.

The Company will reimburse each non-employee director for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at, and participation in, board of directors and committee meetings, provided they are reimbursed in accordance with the Combined Company’s travel and expense policy.

Security Director and Chairperson of Security Committee

In addition to compensation under the non-employee director compensation policy, Victorino Mercado, as the Security Director and the chairperson of the security committee of the board of directors of Momentus will receive additional compensation pursuant to the terms of his offer letter. Mr. Mercado will receive an annual cash retainer of $50,000, payable quarterly in arrears and pro-rated for partial quarters of service. In addition, for the first three months of his service in those roles (which may be extended if warranted by the initial duties), Mr. Mercado is also entitled to a monthly cash retainer of $20,834.

Management After the Business Combination

The information under “Non-Employee Directors” under “Management After the Business Combination” is supplemented by adding the following information for Victorino Mercado:

Victorino G. Mercado, 60, was appointed to the Momentus board on July 26, 2021 after approval by CFIUS in accordance with the NSA. Mr. Mercado is expected to be appointed by the Combined Company board to continue as the Security Director of Combined Company as a Class III director whose term will expire at the Combined Company’s annual meeting in 2024.

Victorino G. Mercado. Mr. Mercado has served as a member of the Board of Directors of Momentus since July 26, 2021. Upon the consummation of the Business Combination, Mr. Mercado will continue to serve on Combined Company board. From July 2019 to January 2021 Mr. Mercado served as the Assistant Secretary of Defense for Strategy, Plans, and Capabilities, after being confirmed by the U.S. Senate. Prior to this, Mr. Mercado served as the Deputy Assistant Secretary of Defense for Plans and Posture from January 2019. From May 1983 to November 2018, Mr. Mercado served in various positions in the U.S. Navy and retired as a two-star Admiral. He held a number of senior operational and staff positions, including Director, Maritime Operations of the U.S. Pacific Fleet; Director, Assessments Division in the Office of the Chief of Naval Operations; and Commander, Carrier Strike Group Eight. One of Mr. Mercado’s shore tours was with the Navy’s engineering and acquisition community as the command, control, communications and intelligence warfare systems engineering manager for the AEGIS Program Manager. Mr. Mercado holds a B.S. in Mathematics/Computer Science from the U.S. Naval Academy and an M.S. in Systems Technology in Joint Command, Control and Communications from the Naval Postgraduate School in Monterey, California. We believe Mr. Mercado is qualified to serve on the Combined Company board because his in-depth experience in security matters will be instrumental in providing oversight of compliance with the security-related requirements under the NSA and in building a robust security compliance program.

The information under “Corporate Governance – Committees of the Combined Company Board of Directors” under “Management After the Business Combination” is supplemented by adding the following after the current paragraph:

“In addition to the above-referenced committees, the Board will have a security committee and a disclosure committee.”

The information under “Corporate Governance” under “Management After the Business Combination” is further supplemented by adding the following after “Security Committee”:

Disclosure Committee

Following the consummation of the Business Combination, the board of the Combined Company will determine the members and the chairperson of the Combined Company’s disclosure committee. The disclosure committee will be overseen by the audit committee and will be responsible for, among other things:

●	Coordinating and overseeing the formulation, documentation and evaluation of the Company’s disclosure controls and procedures;

●	Periodically reviewing and assessing the adequacy of the Company’s disclosure policy and guidelines, including without limitation the Company’s policies regarding public disclosure of material nonpublic information; and

●	Reviewing drafts of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and annual reports to stockholders, and, as it determines to be appropriate, such other disclosure documents (whether in the form of SEC filings, press releases or other public communications).

Additional Information

This Current Report on Form 8-K (this “Report”) relates to the Proposed Transaction between Stable Road and Momentus. In connection with the Proposed Transaction, Stable Road has filed with the SEC a registration statement on Form S-4, as amended (the “Registration Statement”) that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. The Registration Statement has been declared effective by the SEC. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents have been sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR STABLE ROAD’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement/consent solicitation statement/prospectus was mailed to Stable Road’s stockholders as of the record date (July 7, 2021) established for voting on the Proposed Transaction and the other matters to be voted upon at the special meeting of stockholders. Stable Road’s stockholders are also able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

Forward-Looking Statements

This Report may contain a number of “forward-looking statements”. These forward-looking statements are based on Stable Road’s or Momentus’ management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Stable Road’s and Momentus’ management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Stable Road or Momentus is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Momentus; risks related to the development of our water-based propulsion system (microwave electrothermal thruster) and other technology, including failures, setbacks or delays in reaching objectives and other milestones; risks related to the ability of customers to cancel contracts for convenience; risks related to compliance with the National Security Agreement; risks related to the rollout of Momentus’ business and the timing of expected business milestones; the effects of competition on Momentus’ future business; level of product service or product or launch failures that could lead customers to use competitors’ services; developments and changes in laws and regulations, including increased regulation of the space transportation industry; the impact of significant investigative, regulatory or legal proceedings; the amount of redemption requests made by Stable Road’s public stockholders; the ability of Stable Road or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and other risks and uncertainties indicated from time to time in the definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Stable Road. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither Stable Road nor Momentus undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Stable Road’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road’s stockholders in connection with the Proposed Transaction. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF STABLE ROAD IN ITS ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON JUNE 10, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STABLE ROAD’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING IS SET FORTH IN THE EFFECTIVE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction is included in the effective Registration Statement that Stable Road filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Dated: August 6, 2021	By:	/s/ Brian Kabot
Brian Kabot Chief Executive Officer